PRUCO LIFE INSURANCE COMPANY
Pruco Life Flexible Premium Variable Annuity Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITY
(Applicable to contracts with applications signed on or after 02/10/2014) (03/24/2014 in CA)

Updating Summary Prospectus
May 1, 2026

You should read this Updating Summary Prospectus carefully, particularly the section titled “Important Information You Should Consider About the Annuity”.

An updated statutory prospectus for the Premier Retirement Variable Annuity Contract is currently available online, which contains more information about the Annuity, including its features, benefits, investment options, and risks. You can find the statutory prospectus and other information about the contract online at www.prudential.com/regdocs/PLAZ-JONESv3.0-STAT. You can also obtain this information at no cost by calling 1-888-PRU-2888 or by sending an email request to service@prudential.com.

This prospectus describes all the investment options, features, and benefits that we make available under the Annuity.  The availability of investment options, features and benefits described in the statutory prospectus may vary depending on the broker-dealer through which the Contract is sold (“financial intermediary variations”). We have identified all such financial intermediary variations that are known or reasonably available to us. See “Appendix F - Financial Intermediary Variations” in the statutory prospectus. Financial intermediary variations may be imposed by some broker-dealers without our knowledge. For example, your Financial Professional may not recommend a particular investment option or benefit to you because of a decision by the Financial Professional’s broker-dealer not to offer that investment option or benefit to its customers. Taking into consideration the breadth of our distribution network, we are unable to obtain information about all financial intermediary variations without unreasonable effort or expense. You should discuss with your Financial Professional any limitations, restrictions, or other variations related to the investment options, benefits or other features available to you through your Financial Professional.

This Updating Summary Prospectus incorporates by reference the Prudential Premier Retirement statutory prospectus and Statement of Additional Information (SAI), both dated May 1, 2026, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Updating Summary Prospectus. Any representation to the contrary is a criminal offense.

PPRTB30DPROS-USP

GLOSSARY OF TERMS

We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

Account Value: The total value of all allocations to the Variable Options, the Secure Value Account and the DCA Market Value Adjustment Options on any Valuation Day. The Account Value is determined separately for each Variable Option, the Secure Value Account and for each DCA Market Value Adjustment Option, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each DCA Market Value Adjustment Option will be calculated using a Market Value Adjustment factor, if applicable.

Annual Income Amount: The annual amount of income for which you are eligible for life under the optional living benefits.

Annuitant: The natural person upon whose life annuity payments are based.

Annuity Date: The date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the Payout Period. As discussed in the “Annuity Period" section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”

Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

Dollar Cost Averaging (“DCA”) Market Value Adjustment Option: An Investment Option that offers a fixed rate of interest for a specified period. The DCA Market Value Adjustment Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA Market Value Adjustment Option are transferred to the designated Variable Options over a 6 month or 12 month period. Withdrawals or transfers from the DCA Market Value Adjustment Option generally will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12-Month DCA Program.

Investment Option: A Variable Option or DCA Market Value Adjustment Option available as of any given time to which Account Value may be  allocated.

Issue Date: The effective date of your Annuity.

Market Value Adjustment: A positive or negative adjustment used to determine the Account Value of a DCA Market Value Adjustment Option.

Owner: The Owner is either an eligible entity or individual named as having ownership rights in relation to the Annuity.

Payout Period: The period starting on the Annuity Date and during which annuity payments are made.

Permitted Variable Options: The Variable Options, as determined by us, to which you can allocate amounts if you elect an optional living benefit or death benefit. The Permitted Variable Options available with an optional living benefit may be different from the Permitted Variable Options available with the optional death benefit.

Portfolio: An underlying mutual fund in which a Variable Option of the Registered Separate Account invests.

Premium Based Charge: A charge that is deducted on each Quarterly Annuity Anniversary from your Account Value, during the first seven years after each Purchase Payment is made.

Purchase Payment: A cash consideration (a “premium”) in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

Quarterly Annuity Anniversary: Each successive three-month anniversary of the Issue Date of the Annuity.

Registered Separate Account: Pruco Life Insurance Company Flexible Premium Variable Annuity Account, which holds the assets supporting the Variable Option(s). Assets held in the Registered Separate Account are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.

Secure Value Account: The fixed account to which we allocate 10% of your initial Purchase Payment and 10% of any subsequent Purchase Payments if you elect an optional living benefit. The Secure Value Account earns interest at a rate we declare no more frequently than annually, is supported by assets held in our general account and is subject to our claims paying ability.

Unadjusted Account Value: The Unadjusted Account Value is equal to the Account Value prior to the application of any Market Value Adjustment.

Unit: A share of participation in a Variable Option used to calculate your Account Value prior to the Annuity Date.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.

Variable Option: A division of the Registered Separate Account. The Variable Option also may be referred to in this prospectus and the Contract as a Variable Investment Sub-account, Variable Sub-account, or Sub-account.

May 1, 2026Updating Summary Prospectus 1

we, us, our, the Company: Pruco Life Insurance Company.

you, your: The Owner(s) shown in the Contract.

May 1, 2026Updating Summary Prospectus 2

UPDATED INFORMATION ABOUT YOUR CONTRACT

There have been no changes to Contract features since the date of the last statutory prospectus, May 1, 2025.

May 1, 2026Updating Summary Prospectus 3

Important Information You Should Consider About the Contract
Fees, Expenses, and Adjustments
Are there Charges or Adjustments for Early Withdrawals?

Yes.
If you withdraw money from the Contract within 7 years following your last Purchase Payment, you may be assessed a surrender charge. The maximum surrender charge is 5.0% of the Purchase Payment, and a surrender charge may be assessed up to 7 years after the last Purchase Payment under the Contract. If you make an early withdrawal, you could pay a surrender charge of up to $5,000 on a $100,000 investment.
Market Value Adjustments: If you withdraw or transfer assets from a  DCA Market Value Adjustment Option more than 30 days prior to the end of the Guarantee Period, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested. You could lose up to 100% of your investment in a DCA Market Value Adjustment Option as a result of a negative Market Value Adjustment. For example, if you allocate $100,000 to a DCA Market Value Adjustment Option with a 12 month Guarantee Period and later withdraw the entire amount before the 12 months have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay taxes and tax penalties. The following transactions, when they occur more than 30 days prior to the end of the Guarantee Period, are subject to a Market Value Adjustment: (i) partial withdrawals (including systematic withdrawals), (ii) surrenders, (iii) exercise of the right to cancel, and (iv) transfers (other than scheduled DCA transfers).
For more information on early withdrawal charges and Market Value Adjustments, please refer to the “Charges and Adjustments”  section of  the statutory prospectus.

Are there Transaction Charges?

Yes.
In addition to surrender charges and Market Value Adjustments, charges may be applied to transfers (if more than 20 in a Contract Year), to requests for duplicate reports, or if state or local premium taxes are assessed. For more information on transaction charges, please refer to the “Charges and Adjustments” section of  the statutory prospectus.

May 1, 2026Updating Summary Prospectus 4

Important Information You Should Consider About the Contract
Fees, Expenses, and Adjustments
Are there Ongoing Fees and Expenses?

Yes.
The table below describes the fees and expenses that you may pay each year, depending on the Investment Options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract Fees[1]	1.000%	1.584%
	Portfolio Company fees and expenses	0.28%*	1.18%*
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.65%[2]	1.10%[3]

* Charge based on average daily net assets allocated to the Variable Options. Please refer to the “Charges and Adjustments” section and "Appendix A"  for more information.
[1]Charge based on average daily net assets allocated to the Variable Options plus an amount attributable to the Premium Based Charge. For more information on the Premium Based Charge, please refer to the "Charges and Adjustments"  section of  the statutory prospectus.
[2]Charge based on a percentage of the Roll-Up Death Benefit amount determined at issue. This charge is the current charge for the Legacy Protection Plus Benefit, the least expensive optional benefit with an additional charge.
[3]Charge based on a percentage of the greater of the Unadjusted Account Value and the Protected Withdrawal Value.. This charge is the current charge for the Spousal Highest Daily Lifetime Income v3.0, the most expensive optional benefit with an additional charge.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.
This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges and Market Value Adjustments that  substantially increase costs.

	Lowest Annual Cost $1,855	Highest Annual Cost $4,821
Assumes: Investment of $100,000 5% annual appreciation Least expensive Portfolio fees and expenses No optional benefits No sales charges No additional Purchase Payments, transfers or withdrawals

Assumes:

  Investment of $100,000

  5% annual appreciation

  Most expensive combination of optional benefits and Portfolio fees and expenses

  No sales charges

  No additional Purchase Payments, transfers or withdrawals

For more information on ongoing fees and expenses, please refer to the “Fee Table” and "Charges and Adjustments" section of the statutory prospectus.

May 1, 2026Updating Summary Prospectus 5

Risks
Is there a Risk of Loss from Poor Performance?

Yes.
You can lose money by investing in the Contract.
For more information on the risk of loss from poor performance, please refer to the “Principal Risks of Investing in the Contract” section of  the statutory prospectus.

Is this a Short-Term Investment?

No.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Because of the long-term nature of the Contract, you should consider whether in the Contract is consistent with your financial situation and objectives.
Withdrawals may generally reduce the level of various optional benefit guarantees provided and may be subject to federal and state income taxes, as well as a 10% additional tax. If you withdraw or transfer assets from the  DCA Market Value Adjustment Options more than 30 days prior to the end of the Guarantee Period, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested.
For more information on the short-term investment risks, please refer to the “Principal Risks of Investing in the Contract” section of the statutory prospectus.

What are the Risks Associated with the Investment Options?

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options you select. Each of the Investment Options available under the Contract, including the Variable Options and the Market Value Adjustment options, has its own unique risks. You should review the Investment Options before making an investment decision. The Market Value Adjustment Options may be subject to a Market Value Adjustment, which can be negative, causing you to lose money.
For more information on the risks associated with Investment Options, please refer to the “Principal Risks of Investing in the Contract” section of the statutory prospectus.

What are the Risks Related to the Insurance Company?

An investment in the Contract is subject to the risks related to the Company. Any obligations (including under any fixed allocation), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request. Such requests can be made toll-free at 1-888-PRU-2888.
For more information on insurance company risks, please refer to the “Principal Risks of Investing in the Contract” section of the statutory prospectus.

Restrictions

May 1, 2026Updating Summary Prospectus 6

Are there Restrictions on the Investment Options?

Yes.
There are restrictions that may limit the investment options that you may choose, and there are limitations on the transfer of Account Value among investment options.

  You may make twenty (20) free transfers between Investment Options each Contract Year. After the twentieth transfer in each Contract Year, we will charge $10 for each additional transfer.

  You may only allocate Purchase Payments to the  DCA Market Value Adjustment Options. You may not transfer Account Value into this program

  If you select an optional benefit, your selection of Investment Options may be limited.

  The 6 or 12 Month  DCA Program is not available in the States of Illinois, Iowa and Oregon.

  The  DCA Market Value Adjustment Options may not be available through all firms.

  You may not have a 6 Month  DCA Program running simultaneously with a 12 Month Program.

We reserve the right to:

  Remove or substitute Portfolios as Investment Options or to close Variable Options to subsequent Purchase Payments on existing Annuities or Annuities purchased on or after specified dates,

  Impose limitations on an investment professional’s or investment advisor’s ability to request financial transactions on your behalf,

  Limit the number of transfers you may make or to impose a minimum transfer amount, and

  Limit, suspend or reject any additional Purchase Payment at any time on a non-discriminatory basis. If we do so, you may no longer be able to increase the values associated with an optional living benefit or increase the amount of the death benefit under an optional death benefit through subsequent Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities.

Certain Investment Options may not be available through certain financial intermediaries. See the Cover Page of the statutory prospectus  for additional information.
For more information on investment and transfer restrictions, please refer to the “Charges and Adjustments” section, "Appendix A,"  the “Restrictions on Transfers Between Investment Options” section, the “Principal Risks of Investing in the Contract” section, the “General Description of Contracts” section, and the “Financial Professional Permission to Forward Transaction Instructions” section of  the statutory prospectus.

Are there any Restrictions on Contract Benefits?

Yes.
There are restrictions and limitations relating to benefits offered under the Contract. Except as otherwise provided, Contract benefits may not be modified or terminated by the Company.

  The availability of Contract benefits described in this prospectus may vary depending on the broker-dealer through which the Contract is sold. See “Appendix F- Financial Intermediary Variations”.

  You may be able to obtain an optional benefit, which may require additional charges. If you elect to purchase an optional benefit, we will deduct an additional charge on a quarterly basis from your Account Value allocated to the Variable Options. The charge for the optional benefit is deducted in addition to the insurance charge due to the increased insurance risk associated with the optional benefit.

  Any withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

Certain Contract Benefits may not be available through certain financial intermediaries. See the Cover Page of the statutory prospectus  for additional information
For more information on optional benefits under the Contract, please refer to the “Benefits Available Under the Contract” section of the statutory prospectus.

Taxes
What are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit if you purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.
For more information on tax implications, please refer to the “Taxes” section of the statutory prospectus.

Conflicts of Interest
How are Investment Professionals Compensated?

Investment professionals may receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. This compensation is paid in the form of commissions, based on your investments in the Contract.
For more information on investment professional compensation, please refer to the Statement of Additional Information.

May 1, 2026Updating Summary Prospectus 7

Should I Exchange My Contract?

Some investment professionals may have a financial incentive to offer you a new Contract in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing Contract, that it is preferable to purchase the new contract, rather than continue to own your existing contract. This Annuity Contract is no longer sold.
For more information on exchanges, please refer to the Statement of Additional Information.

May 1, 2026Updating Summary Prospectus 8

APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Certain Investment Options may not be available through certain financial intermediaries. See the Cover Page of the statutory prospectus  for additional information.

Variable Options

The following is the list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at  www.prudential.com/regdocs/PLAZ-JONESv3.0-STAT. You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.

The current expenses and performance information below reflects fee and expenses of the Portfolio, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. The Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Allocation	AST Aggressive Asset Allocation Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC Putnam Investment Management LLC	0.86%	16.17%	8.81%	9.59%
Allocation	AST Balanced Asset Allocation Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC Putnam Investment Management LLC	0.87%	14.35%	6.96%	8.05%
Fixed Income	AST Core Fixed Income Portfolio[1] J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Limited Wellington Management Company LLP	0.68%	7.15%	-1.10%	2.30%
Fixed Income	AST Government Money Market Portfolio[1] PGIM Fixed Income	0.58%	3.78%	2.86%	1.78%
Equity	AST International Equity Portfolio[1] Jennison Associates LLC J.P. Morgan Investment Management Inc. Massachusetts Financial Services Company PGIM Quantitative Solutions LLC Putnam Investment Management LLC	1.02%	32.84%	5.76%	10.00%
Fixed Income	AST Investment Grade Bond Portfolio1,2,♦ PGIM Fixed Income PGIM Limited	0.69%	8.57%	-0.12%	3.39%
Allocation	AST J.P. Morgan Aggressive Multi-Asset Portfolio1,♦ J.P. Morgan Investment Management Inc.	0.96%	14.03%	7.43%	9.06%
Allocation	AST J.P. Morgan Conservative Multi-Asset Portfolio1,♦ J.P. Morgan Investment Management Inc.	0.92%	10.37%	3.31%	5.19%
Allocation	AST J.P. Morgan Moderate Multi-Asset Portfolio1,♦ J.P. Morgan Investment Management Inc.	0.97%	12.53%	5.61%	7.30%

May 1, 2026Updating Summary Prospectus 9

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Equity	AST Large-Cap Equity Portfolio[1] ClearBridge Investments, LLC Dimensional Fund Advisors LP J.P. Morgan Investment Management Inc. PGIM Quantitative Solutions LLC	0.84%	14.88%	13.25%	12.47%
Equity	AST Large-Cap Growth Portfolio[1] Clearbridge Investments, LLC Jennison Associates LLC J.P. Morgan Investment Management Inc. T. Rowe Price Associates, Inc. Putnam Investment Management LLC	0.87%	17.06%	11.35%	16.27%
Equity	AST Large-Cap Value Portfolio[1] ClearBridge Investments, LLC Dimensional Fund Advisors LP Hotchkis and Wiley Capital Management, LLC J.P. Morgan Investment Management Inc. Putnam Investment Management LLC	0.81%	16.05%	12.97%	11.35%
Allocation	AST Multi-Asset Diversified Plus Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC PGIM Real Estate Putnam Investment Management LLC	1.13%	13.55%	5.58%	5.73%
Allocation	AST Multi-Asset Diversified Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC PGIM Real Estate Putnam Investment Management LLC	0.90%	15.55%	6.86%	8.28%
Allocation	AST PGIM Aggressive Multi-Asset Portfolio[1] Jennison Associates LLC PGIM Fixed Income PGIM Quantitative Solutions LLC PGIM Real Estate	0.90%	16.00%	8.22%	8.26%
Allocation	AST Preservation Asset Allocation Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC Putnam Investment Management LLC	0.89%	11.33%	3.76%	5.45%
Equity	AST Small-Cap Equity Portfolio[1] Boston Partners Global Investors, Inc. Dimensional Fund Advisors LP Driehaus Capital Management LLC Hotchkis and Wiley Capital Management, LLC TimesSquare Capital Management, LLC	1.01%	7.41%	1.81%	10.39%

May 1, 2026Updating Summary Prospectus 10

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Allocation	BlackRock Global Allocation V.I. Fund - Class III♦ BlackRock Advisors, LLC BlackRock (Singapore) Limited BlackRock International Limited	1.01%	19.51%	5.51%	7.33%
Allocation	PSF PGIM Flexible Managed Portfolio - Class III PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC	0.87%	12.87%	N/A	N/A
Equity	PSF Small-Cap Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.38%	5.69%	6.97%	9.52%
Equity	PSF Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.28%	17.56%	14.09%	14.51%
The additional information below may be applicable to the Portfolios listed in the above table.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the Portfolios of The Prudential Series Fund (PSF).
PGIM Investments LLC manages each of the Portfolios of the Advanced Series Trust (AST). AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the Portfolios of AST.
PGIM Real Estate is a business unit of PGIM, Inc.
1.	These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract Owner’s Account Value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Variable Options for those variable annuity contracts and an AST Bond Portfolio Variable Option or a fixed account (those AST Bond Portfolios or a fixed account may not be available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Variable Options and the AST Bond Variable Option or a fixed account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:

(1)	a Portfolio’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Portfolio’s investment strategy;

(2)	the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(3)	a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.

The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.
Before you allocate to the Variable Option with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.
2.	The AST Investment Grade Bond Variable Option is not available for allocation of Purchase Payments or contract Owner transfers.
♦	This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

May 1, 2026Updating Summary Prospectus 11

Fixed Options

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so. For more information about the Fixed Options, see “Description of Insurance Company, Registered Separate Account, and Investment Options” in the statutory prospectus.

Note: If amounts are withdrawn from Market Value Adjustment options before the end of its term, we will apply a Contract Adjustment. This may result in a significant reduction in your Contract value. For more information about Market Value Adjustment options, please refer to the “Charges and Adjustments” section of the statutory prospectus.

Name	Term	Minimum Guaranteed Interest Rate*
DCA Market Value Adjustment Option	6 Month	1%
DCA Market Value Adjustment Option	12 Month	1%
Secure Value Account[1]	N/A	0.50% for the first 10 benefit years, and 1.00% thereafter

*The rate shown was the last Minimum Guaranteed Interest Rate issued before the product closed to new customers. Your Minimum Guaranteed Interest Rate is the amount shown on your Contract and can vary by state. Please consult with your representative for availability and current rates.

1You cannot make transfers into or out of the Secure Value Account. The minimum crediting rate is shown in your Contract as the “Minimum GA Fixed Account Rate”.

May 1, 2026Updating Summary Prospectus 12

INVESTMENT RESTRICTIONS
PORTFOLIOS AVAILABLE IF AN OPTIONAL LIVING BENEFIT IS ELECTED

As a condition of electing any Highest Daily Lifetime Income v3.0 benefit, we limit the Investment Options to which you may allocate your Account Value to those set forth in the table below.

Advanced Series Trust
AST Aggressive Asset Allocation Portfolio*
AST Balanced Asset Allocation Portfolio*
AST Investment Grade Bond Portfolio*
AST J.P. Morgan Aggressive Multi-Asset Portfolio*
AST J.P. Morgan Conservative Multi-Asset Portfolio*
AST J.P. Morgan Moderate Multi-Asset Portfolio*
AST Multi-Asset Diversified Plus Portfolio*
AST Multi-Asset Diversified Portfolio*
AST PGIM Aggressive Multi-Asset Portfolio*
AST Preservation Asset Allocation Portfolio*

*	These Portfolios may be impacted by a predetermined mathematical formula utilized by Portfolios offered with optional living benefits to manage the guarantee offered in connection with such optional benefits. Please see the “Benefits Available Under the Contract” section for information about the potential impact of the formula on the Portfolios.

Available Investment Options if An Optional Living Benefit is NOT Elected

Advanced Series Trust
AST Aggressive Asset Allocation Portfolio*
AST Balanced Asset Allocation Portfolio*
AST Core Fixed Income*
AST Government Money Market Portfolio*
AST International Equity Portfolio*
AST J.P. Morgan Aggressive Multi-Asset Portfolio*
AST J.P. Morgan Conservative Multi-Asset Portfolio*
AST J.P. Morgan Moderate Multi-Asset Portfolio*
AST Large-Cap Equity Portfolio*
AST Large-Cap Growth Portfolio*
AST Large-Cap Value Portfolio*
AST Multi-Asset Diversified Plus Portfolio*
AST Multi-Asset Diversified Portfolio*
AST PGIM Aggressive Multi-Asset Portfolio*
AST Preservation Asset Allocation Portfolio*
AST Small-Cap Equity Portfolio*

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund - Class III
Prudential Series Funds
PSF PGIM Flexible Managed Portfolio - Class III
PSF Small-Cap Stock Index Portfolio - Class I
PSF Stock Index Portfolio - Class I

*	These Portfolios may be impacted by a predetermined mathematical formula utilized by Portfolios offered with optional living benefits to manage the guarantee offered in connection with such optional benefits. Please see the “Benefits Available Under the Contract” section for information about the potential impact of the formula on the Portfolios.

(Including if the Legacy Death Benefit is Elected. Please note restrictions may apply, see “Limitations with Optional Death Benefit” section below.)

LIMITATIONS WITH OPTIONAL DEATH BENEFIT

As a condition of electing Legacy Protection Plus, we limit the Investment Options to which you may allocate your Account Value. We offer two groups of “Permitted Variable Options”.

Group I Legacy Protection Plus Permitted Variable Options:

Under Group I, your allowable Investment Options are more limited, but you are not subject to mandatory quarterly rebalancing.

May 1, 2026Updating Summary Prospectus 13

AST Aggressive Asset Allocation Portfolio*

AST Balanced Asset Allocation Portfolio*

AST J.P. Morgan Aggressive Multi-Asset Portfolio*

AST J.P. Morgan Conservative Multi-Asset Portfolio*

AST J.P. Morgan Moderate Multi-Asset Portfolio*

AST Multi-Asset Diversified Plus Portfolio*

AST Multi-Asset Diversified Portfolio*

AST PGIM Aggressive Multi-Asset Portfolio*

AST Preservation Asset Allocation Portfolio*

*	These Portfolios may be impacted by a predetermined mathematical formula utilized by Portfolios offered with optional living benefits to manage the guarantee offered in connection with such optional benefits. Please see the “Benefits Available Under the Contract” section for information about the potential impact of the formula on the Portfolios.

Group II Legacy Protection Plus Permitted Variable Options (“Custom Portfolios Program”)

Under Group II, you have a larger number of allowable Investment Options compared to Group I but you are subject to certain restrictions and mandatory quarterly rebalancing. Specifically:

(a) you must allocate at least 30% of your Account Value to one or more of the fixed income Variable Options listed below:

AST Core Fixed Income Portfolio*

(b) you may allocate up to 70% of your Account Value to the Variable Options listed below.

AST Aggressive Asset Allocation Portfolio*

AST Balanced Asset Allocation Portfolio*

AST Government Money Market Portfolio*

AST International Equity Portfolio*

AST J.P. Morgan Aggressive Multi-Asset Portfolio*

AST J.P. Morgan Conservative Multi-Asset Portfolio*

AST J.P. Morgan Moderate Multi-Asset Portfolio*

AST Large-Cap Equity Portfolio*

AST Large-Cap Growth Portfolio*

AST Large-Cap Value Portfolio*

AST Multi-Asset Diversified Plus Portfolio*

AST Multi-Asset Diversified Portfolio*

AST PGIM Aggressive Multi-Asset Portfolio*

AST Preservation Asset Allocation Portfolio*

AST Small-Cap Equity Portfolio*

BlackRock Global Allocation V.I. Fund - Class III

PSF PGIM Flexible Managed Portfolio - Class III

PSF Small-Cap Stock Index Portfolio - Class I

PSF Stock Index Portfolio - Class I

*	These Portfolios may be impacted by a predetermined mathematical formula utilized by Portfolios offered with optional living benefits to manage the guarantee offered in connection with such optional benefits. Please see the “Benefits Available Under the Contract” section for information about the potential impact of the formula on the Portfolios.

Please note that the DCA Market Value Adjustment Options described in the “Transfer and Rebalancing Programs” section of   the statutory prospectus   are also available if you elect the optional death benefit.

May 1, 2026Updating Summary Prospectus 14

With respect to the Group II Legacy Protection Plus Permitted Variable Options, we will automatically rebalance your Variable Options on your quarterly anniversary (each successive three-month anniversary of Legacy Protection Plus Benefit Effective Date), so that the percentages allocated to each Variable Option remain the same as those in effect on the immediately preceding benefit quarter-end. Between quarter-ends, you may reallocate your Account Value among the available Permitted Variable Options within Group II. If you do so, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation and not the immediately preceding benefit quarter-end.

If you participate in the Custom Portfolios Program, you may not participate in an optional Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional death benefit or your ability to continue to participate in the optional death benefit, and (iii) not require you to transfer Account Value out of any Variable Option in which you participated immediately prior to the modification or termination.

May 1, 2026Updating Summary Prospectus 15

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The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Edgar Contract Identifier: C000133833; C000264553	PPRTB30DPROS-USP